FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2007

SONOMA VALLEY BANCORP
(Exact name of registrant as specified in its charter)

California	000-31929	68-0454068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

202 West Napa Street, Sonoma, California                   95476
(Address of principal executive offices)                                                (Zip Code)

Registrant’s telephone number, including area code:             (707) 935-3200

 (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 – Financial Information

Item 2.02.                                Results of Operations and Financial Condition

On October 5, 2007, Sonoma Valley Bancorp announced its results for the third quarter ended September 30, 2007, on the press release attached as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                Financial Statements and Exhibits

Exhibit No.                                           Exhibit Description

99	Press release dated October 5, 2007, titled “Sonoma Valley Bancorp Announces Record Third Quarter Earnings”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 5, 2007

Sonoma Valley Bancorp, a California corporation

/s/Mary Dieter Smith
Mary Dieter Smith
Executive Vice President, Chief Operating Officer and
Chief Financial Officer
(Principal Financial and Accounting Officer)